Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AD

EIGHTY-FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Eighty-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.

The definition of Non-ACP Subscribers is hereby amended and restated such that “Non-ACP Subscribers” means “any subscribers or customers of TWC and/or its Affiliates for which TWC and/or its Affiliates receive bill processing from a third party billing processor or via a TWC or Affiliate proprietary billing system.”

2.	The following Section 1.6, Products/Services Relating to Non-ACP Subscribers, is hereby added to the Agreement.

1.6Products/Services Relating to Non-ACP Subscribers.  CSG has the right to determine which Products and/or Services it will offer to TWC and the Affiliates with respect to Non-ACP Subscribers based on CSG’s assessment of whether it has the functional and technical ability to provide such Products and Services with respect to Non-ACP Subscribers. TWC and any Affiliate of TWC may use and receive Products and/or Services offered by CSG with respect to Non-ACP Subscribers for the applicable fees provided in Schedule F or the applicable Statement of Work (as the case may be), and may enter into Statement(s) of Work to implement such Products and/or Services (or otherwise related to such a Product or Service), without any requirement that any such Affiliate execute a separate master agreement, or an Affiliate Addendum, with CSG.  TWC and any Affiliate that elects to use a Product and/or Service offered by CSG for Non-ACP Subscribers are deemed to be “Customers” under the Agreement with respect to such their use of such Products and/or Services for Non-ACP Subscribers.  For the avoidance of doubt, the Basic Products and Basic Services will not be provided by CSG, or purchased by TWC or an Affiliate, with respect to Non-ACP Subscribers. Further, the purchase by TWC or an Affiliate of any Product or Service offered by CSG for Non-ACP Subscribers is optional.  After the expiration or termination of this Agreement and the expiration of the Termination Assistance Period, CSG shall not be obligated to provide Products and/or Services for use with Non-ACP Subscribers.  Further, unless otherwise provided in an amendment to this Agreement, in addition, to TWC's termination rights set forth in Article 6 of the Agreement, *** ***** **** **** *** ***** ** ********* *** *** ** ******* ** *** ** *** ************** ********* ****** ** *** ******** ****** ******** *** ******* *********** *** ***********, upon prior written notice to CSG, at no charge or penalty to such Customer (s) unless mutually agreed otherwise in an amendment to this Agreement.   With respect to any use of the Products or Services for Non-ACP Subscribers, Customers agree to be bound by the terms of this Agreement, but in any event, TWC will remain liable for all obligations of

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AD

any Affiliate (other than BHN) receiving Product(s) and/or Service(s) under this Agreement with respect to Non-ACP Subscribers, including, but not limited to, the obligation to pay any fees set forth in Schedule F.

3.

TWC and CSG hereby agree that the Seventy-sixth Amendment to the Agreement (CSG document no. 2504020), effective as of December 16, 2013, by and between TWC and CSG, was mis-numbered and that such mis-numbering is hereby corrected by renaming such amendment as the Eighty-second Amendment.

4. CSG has renamed its CSG Care Express® service to Precision eCare®.  Therefore, CSG and Customer agree that all references in the Agreement to CSG Care Express® services, described in the Agreement, including associated fees, shall mean Precision eCare®.

THIS AMENDMENT is executed as of the day and year last signed below (the Effective Date").

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: May 12th, 2014	Date: 27 May 2014